SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)    April 18, 1996

                           KEYSTONE FINANCIAL, INC.
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            (Exact name of registrant as specified in its charter)

        Pennsylvania                0-11460                   23-2289209
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(State or other jurisdiction   (Commission File Number) (IRS Employer ID No.)
       of incorporation)

     One Keystone Plaza, P.O.Box 3660, Harrisburg, Pennsylvania 17105-3660
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              (Address of principal executive offices) (ZIP CODE)

       Registrant's telephone number including area code: (717) 233-1555

Item 5.     Other Events

            The following document is filed as an exhibit to this Form 8-K:

                  I.    Press Release of Keystone Financial, Inc.
                        dated April 18, 1996.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Keystone Financial, Inc.
                                          -------------------------------
                                          (Registrant)

Date:     March 3, 1997                  ______________________
      ----------------------              Donald F. Holt
                                          Senior Vice President &
                                          Controller

EXHIBIT INDEX

Exhibit No.      Description
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  99.1           Press Release of Keystone Financial, Inc. dated
                 April 18, 1996.